Commitments and Contingencies	12 Months Ended
Sep. 30, 2025
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies
28.
COMMITMENTS AND CONTINGENCIES

Commitments

In the normal course of its business, the Company enters into purchase obligations related to property, plant and equipment and intangible assets that do not meet the criteria for recognition as at period-end as the asset has not been received and/or costs have not been incurred. The Company also enters into certain lease contracts for buildings and vehicles, which do not meet the criteria for recognition as a lease liability as at each period-end.

The aggregated expected commitments are as follows:

	September 30, 2025	September 30, 2024
Purchase commitments	43,526	25,778
Future lease payments*	6,090	13,598
Total	49,616	39,376

*Relates to leases not yet commenced to which the Company is committed via signed contracts.

On September 23, 2025 the Company signed an agreement for the purchase of a building and undeveloped land in Wittichenau, Germany, for a purchase price of €18.0 million. As the Company did not have control of the property as of September 30, 2025, it is included as part of the above purchase commitments. See in Note 31– Subsequent events.

Contingencies

The Company is defending an action brought by a French distributor as a result of the termination of a business relationship. The plaintiff's initial claim amounted to €94.7 million. On January 25, 2024, the commercial court of Nancy, France, delivered its ruling in favor of the Company. The plaintiff appealed against the decision of the commercial court of Nancy on March 14, 2024 and filed their briefing and claim with the Paris Court of Appeal on June 14, 2024. The Company filed its briefing in response on November 12, 2024. The plaintiff reduced some of its claims but also introduced a new claim. In appeal, their claims total approximately €41.6 million. This change is mainly because the plaintiff made no claim in the appeal regarding the alleged loss of clientele. A court decision on the appeal is not expected before the end of calendar year 2025. The Company has recognized a provision for management’s best estimate of probable cash outflow.